SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                              IMAGEX SERVICES, INC.
-----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       -----------------------------------------------------------------
 (Name of Person Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1)  Title of each class of securities to which transaction
applies:
(2)  Aggregate number of securities to which transactions       applies:
(3)  Per unit price or other underlying value of transaction       computed
pursuant to Exchange Act Rule 0-11. (Set forth the       amount on which the
filing fee is calculated and state how       it was determined.)
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:
     (4)  Date filed:


                             IMAGEX SERVICES, INC.
                              7316 E. Tuckey Lane
                             Scottsdale, AZ  85250


                    NOTICE OF CONSOLIDATED ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON JUNE 19, 2001

To our Shareholders:

I assumed management of this company in order to straighten out its affairs and catch up with its reporting obligations. However, my appointment to the board of directors was provisional, and the board has called for an annual meeting of shareholders to pursue the company's efforts to manage its affairs.

The Annual Meeting of Shareholders of Imagex Services, Inc., a Nevada corporation (the "Company") will be held at the Company's executive offices at 7316 E. Tuckey Lane, Scottsdale, Arizona, on June 19, 2001, at 3:00 p.m., to consider and vote upon a proposal to elect one member of the Board of Directors, a proposal to reverse split the Company's outstanding share capital 1 share for every 20 shares; a proposal to ratify the selection of Roger Castro, CPA to serve as the Company's independent certified public accountant for the years ending December 31, 2000 and 2001, and to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on June 8, 2001 are entitled to notice of, and to vote at, the Annual Shareholder's Meeting.

All shareholders are extended a cordial invitation to attend the Consolidated Meeting of Shareholders.

By Order of the Board of Directors.

TOM HAYS
--------------------
TOM HAYS, President
Scottsdale, Arizona
June 8, 2001



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THE FORM OF PROXY IS ENCLOSED.  TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE
MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        ---------------------------------


                             IMAGEX SERVICES, INC.
                                PROXY STATEMENT
                  FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 19, 2001

                                I. INTRODUCTION

The Board of Directors of Imagex Services, Inc., a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2001 Annual Meeting of Shareholders of the Company to be held at 3:00 p.m. Mountain Standard Time on Tuesday, June 19, 2001 at 7316 E. Tuckey Lane, Scottsdale, Arizona, and any adjournments thereof. The Notice of Annual Meeting and Proxy Card were mailed to shareholders on or about June 8, 2001. The Company's Annual Report on Form 10-KSB for the years ended December 31, 1999 and 2000 have not yet been filed.

                    II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on June 8, 2001, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on the record date, there were 31,834,468 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting besides the preferred stock, which have 10 votes per share. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting, is required for approval of each of the Company's four proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the three proposals and in the discretion of the proxy holders for any other matter that may properly come before the Annual Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for

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purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by filing with the Chief Executive Officer of the Company, Mr. Tom Hays, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Annual Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting.

             III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of June 8, 2001, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address             Number of Shares    Percentage Owned
----------------             ----------------    ----------------

Tom Hays                       12,000,000              37.69%
7316 E. Tuckey Lane
Scottsdale, AZ  85250

Officers and Directors
as a Group                     12,000,000              37.69%
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*Tom Hays also holds 2,000,000 preferred shares, which entitle him to super voting rights of 10 votes per share, for an equivalent of 20,000,000 votes. The preferred shares also have conversion rights to convert to 10 common shares each.

                           IV. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended December 31, 2000. No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.


                            SUMMARY COMPENSATION TABLE

Annual Compensation                           Long-Term Compensation
---------------------                         ----------------------

Name and Principal Position   Year Salary($)  Bonus($)  Other($)  Options(No.)
---------------------------   --------------  --------  --------  -------------

                                    NONE PAID
                                    ---------
The company has paid non-cash compensation to its officers, directors, and consultants, as follows:

12,000,000 common shares and 2,000,000 preferred shares to Tom Hays, in exchange for services rendered.


               V. PROPOSAL NUMBER ONE - ELECTION OF ONE DIRECTOR

At the Annual Meeting, shareholders will be asked to consider and vote on the election of Tom Hays as the sole director of the company. At each Annual Meeting of Shareholders, directors will be elected to serve for a one-year term terminating at the 2002 Annual Meeting of Shareholders, and until their successors have been duly-elected and qualified.

Unless authority is withheld, the proxy solicited hereby will be voted for the election of Tom Hays as director for a term of one year. Mr. Hays is a member of the Company's current Board of Directors, appointed as a provisional director. If, prior to the meeting, it should become known that Mr. Hays will be unwilling or unable to serve as director after the meeting by reason of death, incapacity, or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors, or alternatively, not voted for any nominee. The Board of Directors has no reason to believe that the nominee will be unable to serve as director of the Company. The election of the aforementioned nominee requires the affirmative vote of a majority of the shares present at the 2001 Annual Meeting, represented either in person or by proxy.

The following is certain biographical information about the Nominee:

Tom E. Hays. Mr. Hays is the current President, Secretary, Chief Financial Officer and Director of the Company by appointment since August 4, 1999. For the past five years, he has been employed as the officer and director of
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development stage companies. He is the President and Director of Platinum
Pearls, Inc. since its inception. He is a Director of Nexstage Corp., a development stage business accelerator, and the President/Director of Inertia, Inc., a designer of Internet web sites, including Platinum Pearls' web site. Mr. Hays is an accomplished photographer, artist, and a published songwriter, music producer, cinematographer, graphic designer and video producer. In 1987, Mr. Hays took over leadership of an Oklahoma company engaged in the "quick oil change" business, turned that company into a profitable position, and took it public. That company operated 38 quick oil change auto service centers in Oklahoma, Texas and Arizona. In 1980, Mr. Hays was engaged in the oil and gas business, buying and brokering oil and gas mineral leases and generating drilling prospects which he sold to oil and gas drilling companies. He founded Edgewater Energy Corporation and sponsored and was the general partner of five successful oil and gas drilling limited partnerships which participated in the drilling and discovery of over fifty oil and gas wells, many of which are still producing.

In 1978, he founded "facts: Marketing and Economics Research Corporation" and developed a radio research product, "the Radio Audience Profile" which grew to service 105 radio markets across the United States. In 1971, he purchased United Concepts, Inc., an advertising agency, and managed both retail and industrial advertising accounts for a variety of clients. He established an in-house audio studio, a photo studio and a film processing facility, and produced and directed many award winning educational and commercial audio, video and print programs. Mr. Hays created a daily radio program named "The Oil and Gas Report" and syndicated it to 17 radio markets in the Southwest. In the mid-1960's he began producing music and successfully organized and promoted concerts and several charted pop singles. In 1960, he founded Midwest Optical, Inc., and opened a retail optical dispensary in Midwest City, Oklahoma, which expanded to three stores before selling to a larger chain of stores. Mr. Hays attended Phillips University in Enid, Oklahoma.


      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND TRANSACTIONS WITH
                     MANAGEMENT, DIRECTORS, AND AFFILIATES

On or about August 4, 1999, Tom Hays was issued 12,000,000 shares of common stock and 2,000,000 shares of preferred stock, in exchange for services rendered.

There have been no other transactions since the beginning of fiscal year 2001, or any currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000, inclusive of cash and noncash transactions, and in which any of the officers, or directors, or holders of over 5% of the Company's stock have or will have any direct or indirect material interest. The Company does not currently have any policy toward entering into any future transactions with related parties.

    VI. PROPOSAL NUMBER TWO - TO APPROVE THE APPOINTMENT OF ROGER G. CASTRO, CERTIFIED PUBLIC ACCOUNTANT, AS AUDITOR OF THE COMPANY.

The former independent accountant for the fiscal year most recently completed was Roger G. Castro. Representatives from Mr. Castro's firm are not expected to be present at the annual meeting, and will, therefore, not be available to make a statement or respond to appropriate questions of shareholders.



 VII. PROPOSAL NUMBER THREE - CALLS FOR A REVERSE SPLIT OF THE SHARE CAPITAL OF
              THE CORPORATION, 1 FOR EVERY 20 SHARES OUTSTANDING.

The board of directors has determined that a reverse split of the outstanding share capital is necessary and appropriate at this time to reorganize the share capital of the company and increase the per share value of its common stock. The proposal calls for the amendment of the company's articles of incorporation to reverse split the stock 1 for 20 shares. This means that, for every 20 shares now held by shareholders, shareholders would have one share after the amendment to the articles of incorporation has been filed and the change has been effected on the pink sheets.

The reverse split requires an amendment to the certificate of incorporation of the company, which can only be done by Board resolution and approval by the shareholders. On May 21, 2001, the Board of Directors adopted the following resolution to effectuate the forward split:
"WHEREAS, the Board of Directors has resolved to restructure the capital structure of the corporation, to effectuate a 1 for 20 reverse split of its share capital,

      IT IS RESOLVED, that Article IV of the Articles of Incorporation is hereby amended to read as follows:

"ARTICLE IV. In order to reflect a 1-20 reverse split of the capital stock of the corporation, the amount of the total authorized capital stock of the corporation shall be ten million (10,000,000) shares of common stock with a par value of $.001 per share, and 5,000,000 shares of preferred stock with a par value of $.001, provided that the preferred stock may be divided into such designations, preferences, privileges, voting powers, restrictions, limitations and qualifications of each series and class as the Board of Directors may authorize from time to time."

 VIII. PROPOSAL NUMBER FOUR - CALLS FOR THE SHAREHOLDERS TO RATIFY AND APPROVE ANY AND ALL ACTIONS TAKEN BY THE BOARD OF DIRECTORS SINCE THE LAST MEETING OF
                               THE SHAREHOLDERS.

The Board of Directors recommends a "FOR" vote on proposals one, two, three and four.

                               IX. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the 2001 Annual Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

                            X. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company by January 15, 2002, to be includable in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's 2002 Annual Meeting of Shareholders for the year ended December 31, 2001.

                 XI. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

The Company has not yet filed its Annual Report for the years ended December 31, 1999 and 2000 on Form 10-KSB. The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Annual Report of Form 10-KSB for the years ended December 31, 1999 and 2000, to be filed with the Securities and Exchange Commission, including all financial statements and financial statement schedules thereto. The Company will also furnish to any such person any exhibit included in the list accompanying the Form 10-KSB, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Tom Hays, Chief Executive Officer, at the Company's principal executive offices.

BY ORDER OF THE BOARD OF DIRECTORS,

  Tom Hays
 -----------------------
  Tom Hays
  Chief Executive Officer
  Scottsdale, Arizona

Exhibit 1 - Proxy Card

                                      PROXY

The undersigned shareholder of Imagex Services, Inc. (The "Company") hereby appoints Tom Hays, as proxy holder of the undersigned to attend the annual general meeting of the Company to be held on June 19, 2001 and any adjournment thereof with authority to act and vote thereat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     1.  To elect as director, Tom Hays.

FOR_______                         AGAINST_______

     2. To appoint Roger Castro, Certified Public Accountant, as auditor of the Company.

FOR_______                         AGAINST_______


     3.  To reverse split the company's share capital, one for every 20 shares.

FOR________                        AGAINST_______

     4. To ratify and approve any and all actions taken by the Board of Directors of the Company since the last meeting of the shareholders.

FOR_______                         AGAINST_______

If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed this ____day of June, 2001.
                                        ________________________
Name of Shareholder                     Signature of Shareholder

                                        ________________________
Address (if different from above)       Signature of Shareholder




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